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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                               July 18, 1994
                     (Date of earliest event reported)



                       Continental Bank Corporation
          (Exact name of registrant as specified in its charter)



     Delaware                      1-5872              36-2664023
(State or other jurisdiction   (Commission           (I.R.S. Employer
 of incorporation)             File Number)       Identification Number)




231 South LaSalle Street
Chicago, Illinois                                           60697
(Address of principal executive offices)                 (Zip Code)




                               312-828-1614
           (Registrant's telephone number, including area code)

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     Item 5.   Other Events.


On July 18, 1994, the Board of Governors of the Federal Reserve System approved the proposed merger of Continental Bank Corporation ("Continental") with and into BankAmerica Corporation ("BAC"), subject to compliance with certain conditions. Continental expects the merger to close within a few weeks after the expiration of the mandatory 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, subject to satisfaction of the remaining conditions set forth in the merger agreement between BAC and Continental.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CONTINENTAL BANK CORPORATION
                                   (Registrant)



Date:  July 20, 1994               By:  /s/ KEVIN J. HALLAGAN
                                          Kevin J. Hallagan
                                          Assistant Secretary